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                               ANCHOR SERIES TRUST
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2006

                           ASSET ALLOCATION PORTFOLIO
                                (the "Portfolio")

     On July 25, 2006, the Principal Financial Group, Inc. and its subsidiary Principal Management Corporation entered into an agreement with Washington Mutual, Inc. to acquire all of the outstanding shares of its subsidiaries, including WM Advisors, Inc. ("WMA"), a subadviser to the Portfolio. The consummation of this transaction is subject to a number of conditions and is anticipated to occur on or about December 31, 2006. Pursuant to the Investment Company Act of 1940, as amended, the consummation of the transaction will constitute a change in control of WMA and will result in the assignment of the current Subadvisory Agreement between WMA and AIG SunAmerica Asset Management Corp. ("AIG SunAmerica"). On November 9, 2006, the Portfolio's Board of Trustees approved a new Subadvisory Agreement between AIG SunAmerica and WMA, to be effective upon the consummation of the transaction. No changes in the personnel responsible for the management of the Portfolio or in the services provided to the Portfolio by WMA are anticipated as a result of the transaction.

     The new Subadvisory Agreement is identical to the current Subadvisory Agreement except for the dates of execution and termination, and does not require shareholder approval due to an exemptive order that AIG SunAmerica has received form the Securities and Exchange Commission that that permits AIG SunAmerica, subject to certain conditions, including approval by the Board of Trustees, to enter into agreements relating to the Portfolio with unaffiliated advisers without obtaining shareholder approval. An Information Statement containing more detailed information about the new Subadvisory Agreement will be mailed to shareholders no later than 60 days after the consummation of the transaction.

Date: November 13, 2006